United States Securities and Exchange Commission
                              Washington, DC 20549
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                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        July 28, 2004
                                                   -----------------------------

                         Provectus Pharmaceuticals, Inc.
               (Exact Name of Registrant as Specified in Charter)


            Nevada                     0-9410                90-0031917
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(State or Other Jurisdiction of     (Commission           (I.R.S. Employer
 Incorporation or Organization)     File Number)       Identification Number)


7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee            37931
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   (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:           865/769-4011
                                                     ---------------------------


          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     On July 28, 2004, Provectus Pharmaceuticals, Inc. announced that it had received a $20.75 million financial commitment from Cornell Capital Partners, LP. A copy of the entire press release is incorporated herein by reference and attached to this report as an exhibit.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1   Press Release dated July 29, 2004

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Provectus Pharmaceuticals, Inc.



Dated:  July 28, 2004                     By:  /s/ H. Craig Dees
                                               ---------------------------------
                                               H.  Craig Dees, Ph.D.
                                               Chief Executive Officer